EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Titanium Healthcare, Inc. on Form 10-Q for the quarterly period ended June 30, 2015, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, Chris Mashburn, Chief Operating Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Titanium Healthcare, Inc.

Dated: August 14, 2015	By:	/s/ Chris Mashburn
	Name:	Chris Mashburn
	Title:	Chief Operating Officer